UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12

Silver Bay Realty Trust Corp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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0000201898_1 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2014 SILVER BAY REALTY TRUST CORP. Meeting Information Meeting Type: Annual Meeting For holders as of: March 24, 2014 Date: May 21, 2014 Time: 9:00 AM EDT Location: The Omni Berkshire Place 21 East 52nd Street New York, NY 10022 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

0000201898_2 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: XXXX XXXX XXXX (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at themeeting,youmust request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. VoteBy Mail: You can vote by mail by requesting a paper copy of thematerials,whichwill include a voting instruction form.

0000201898_3 Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Thomas W. Brock 02 Daryl J. Carter 03 Tanuja M. Dehne 04 Stephen G. Kasnet 05 Irvin R. Kessler 06 David N. Miller 07 Thomas Siering 08 Brian C. Taylor 09 Ronald N. Weiser The Board of Directors recommends you vote FOR the following proposal(s): 2 Ratification of the selection of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2014. NOTE: To transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

0000201898_4 Voting Instructions